UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 27, 2014

TIGERLOGIC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-16449	94-3046892
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

25A Technology Drive
Irvine, CA 92618

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code:  (949) 442-4400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of TigerLogic Corporation (the “Company”)’s Stockholders held on February 27, 2014 (the “Meeting”), three proposals were submitted. No other proposals were put before the Meeting. The proposals and voting results were as follows:

1.  To elect two (2) Class III directors of the Company to serve a term of three (3) years or until their successors are duly elected and qualified:

Gerald F. Chew	FOR: 17,223,212	WITHHELD: 910,370	BROKER NON-VOTE: 8,639,922
Nancy M. Harvey	FOR: 17,225,262	WITHHELD: 908,320	BROKER NON-VOTE: 8,639,922

The terms of office of the following four directors continued after the meeting: Richard W. Koe, Douglas G. Marshall, Philip D. Barrett and Douglas G. Ballinger.

2. To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending March 31, 2014:

FOR: 26,386,663	AGAINST: 296,790	ABSTAIN: 90,051	BROKER NON-VOTE: ––

3. Non-binding advisory approval of compensation of named executive officers:

FOR: 17,704,000	AGAINST: 120,282	ABSTAIN: 309,300	BROKER NON-VOTE: 8,639,922

All proposals were approved by the requisite number of votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIGERLOGIC CORPORATION

Dated: February 28, 2014	By:	/s/ Thomas Lim
Thomas Lim
Chief Financial Officer